                                                                   EXHIBIT 10.15

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                              JOINT DEVELOPMENT,

                     MARKETING AND DISTRIBUTION AGREEMENT

                                    BETWEEN

                               PALL CORPORATION

                                      AND

                            V.I. TECHNOLOGIES, INC.



                               FEBRUARY 19, 1998


THIS FORM OF AGREEMENT IS SUBJECT TO REVISION UPON APPROPRIATE NOTIFICATION AND SHALL BE KEPT CONFIDENTIAL PURSUANT TO THE TERMS OF THE MUTUAL NON-DISCLOSURE AGREEMENT ENTERED INTO BETWEEN PALL CORPORATION AND V.I. TECHNOLOGIES, INC. AS OF MARCH 21, 1997.

                               TABLE OF CONTENTS

BACKGROUND                                                                      1

ARTICLE I  DEFINITIONS......................................................... 1

     Section 1.01  Defined Terms............................................... 1
     Section 1.02  Other Definitional Provisions............................... 6

ARTICLE II  COOPERATIVE DEVELOPMENT............................................ 7

     Section 2.01  Cooperative Development..................................... 7
     Section 2.02  Management Board............................................ 7
          (a)  Constitution.................................................... 7
          (b)  Voting.......................................................... 7
          (c)  Deadlock........................................................ 7
          (d)  Responsibilities of Management Board............................ 7
     Section 2.03  Review of Project Plan, Budget and Timetable................ 9
     Section 2.04  Exchange of Information..................................... 9
     Section 2.05  Inventions.................................................. 9
          (a)  Joint Inventions................................................ 9
          (b)  Sole Inventions................................................. 9
          (c)  Patent Prosecution of Inventions................................10
     Section 2.06  Cost-Sharing................................................10
          (a)  Cost-Sharing Generally..........................................10
          (b)  Recordkeeping...................................................10
          (c)  Management Board Costs..........................................10
     Section 2.07  Budget Contingencies........................................10
          (a)  Exceeding Previously Established Budget.........................10
          (b)  Reconciliation of Expenditures..................................11
     Section 2.08  Responsibilities of Parties.................................11

ARTICLE III  SUPPLY OF VITEX INACTIVATION COMPOUNDS AND SYSTEM MANUFACTURING...11

     Section 3.01  Pall Responsibilities.......................................11
     Section 3.02  Vitex Responsibilities......................................11
     Section 3.03  Reference Set Production....................................12
     Section 3.04  Systems Specifications......................................12
     Section 3.05  Vitex Specifications........................................12
     Section 3.06  Source of Supply............................................12
     Section 3.07  Failure of Vitex to Meet Pall Requirements..................12

     Section 3.08  System Improvements......................................... 13

ARTICLE IV  MARKETING AND EXCLUSIVE DISTRIBUTION RIGHTS........................ 13

     Section 4.01  Appointment as Exclusive Distributor........................ 13
     Section 4.02  Meetings Concerning Marketing............................... 13
     Section 4.03  Responsibilities of the Parties during the Exclusive
                   Distributorship Period...................................... 13
          (a)  Pall Responsibilities........................................... 13
          (b)  Vitex Responsibilities.......................................... 13
     Section 4.04  Revenue Sharing............................................. 14
     Section 4.05   NYBC....................................................... 14

ARTICLE V  PATENTS, KNOW-HOW, AND LICENSE GRANTS............................... 14

     Section 5.01  Vitex Sole Ownership........................................ 14
     Section 5.02  Pall Sole Ownership......................................... 14
     Section 5.03  Regulatory Files............................................ 14
     Section 5.04  License of Vitex Patents and Vitex Know-How................. 15

ARTICLE VI  PROSECUTION OF PATENT RIGHTS....................................... 15

     Section 6.01  Vitex Patents............................................... 15
     Section 6.02  Pall Patents................................................ 15
     Section 6.03  Joint Patents............................................... 15
     Section 6.04  Material; Review and Comment................................ 15
     Section 6.05  Election Not to Pay Expenses................................ 15

ARTICLE VII  TRADEMARKS........................................................ 16

     Section 7.01  Pall Trademarks............................................. 16
     Section 7.02  Vitex Trademarks............................................ 16

ARTICLE VIII  REGULATORY REQUIREMENTS.......................................... 16

     Section 8.01  Recalls..................................................... 16
     Section 8.02  Compliance With Other Regulatory Requirements............... 17
     Section 8.03  Press Releases.............................................. 17

ARTICLE IX  CONFIDENTIAL INFORMATION........................................... 18

     Section 9.01  General..................................................... 18

     Section 9.02  Exceptions.................................................. 18
     Section 9.03  Survival.................................................... 19

ARTICLE X  ADDITIONAL SYSTEMS.................................................. 19

ARTICLE XI  REPORTS............................................................ 19

     Section 11.01  Quarterly Sales Reports.................................... 19
     Section 11.02  Cost of Goods/Reference Revenue............................ 20
     Section 11.03  Vitex Reports.............................................. 20

ARTICLE XII  BOOKS AND RECORDS................................................. 20

     Section 12.01  Records.................................................... 20
     Section 12.02  Retention.................................................. 20

ARTICLE XIII  TERM AND TERMINATION............................................. 21

     Section 13.01  Term....................................................... 21
     Section 13.02  Termination by Agreement................................... 21
     Section 13.03  Termination for Cause...................................... 21

ARTICLE XIV  REPRESENTATIONS, WARRANTIES, COVENANTS
 AND INDEMNITIES............................................................... 22

     Section 14.01  Vitex Representations...................................... 22
     Section 14.02  Vitex Indemnification: Representations and Warranties...... 25
     Section 14.03  Vitex Indemnification: Products............................ 25
     Section 14.04  Material Breach: Patents................................... 26
     Section 14.05  Vitex Insurance............................................ 26
     Section 14.06  Pall Representations....................................... 26
     Section 14.07  Pall Indemnification: Representations and Warranties....... 28
     Section 14.08  Pall Indemnification: Products............................. 28
     Section 14.09  Pall Insurance............................................. 28
     Section 14.10  Covenants and Assurances of Pall and Vitex................. 28
          (a)  Mutual Covenants of the Parties................................. 28
          (b)  Covenants of Vitex.............................................. 29

ARTICLE XV  INFRINGEMENT....................................................... 30

     Section 15.01  Defense of Third Party Infringement Suits.................. 30
     Section 15.02  Third Party Patent Expenses................................ 30

     Section 15.03  Suits for Infringement by Others........................... 31
          (a)  Joint Patents................................................... 31
          (b)  Vitex Patents; Vitex Know-How; Pall Patents; Pall Know-How...... 31

ARTICLE XVI  MISCELLANEOUS..................................................... 32

     Section 16.01  Notices.................................................... 32
     Section 16.02  Entire Agreement........................................... 33
     Section 16.03  Amendments................................................. 33
     Section 16.04  Deadlocks: Governing Law; Arbitration...................... 33
     Section 16.05  Disputes Other than Deadlocks.............................. 33
     Section 16.06  Assignment................................................. 34
     Section 16.07  Binding Effect............................................. 34
     Section 16.08  Waivers.................................................... 34
     Section 16.09  Partial Invalidity......................................... 34
     Section 16.10  Severability............................................... 34
     Section 16.11  Governing Law; Consent to Jurisdiction..................... 34
     Section 16.12  Costs and Attorneys' Fees.................................. 35
     Section 16.13  Counterparts............................................... 35

                                                             Page [Section]
     Exhibits                                                Reference
     --------                                                --------------

     Exhibit A  - Pall Patents                                4 [Article 1]
     Exhibit B  - Vitex Patents                               6 [Article 1]
     Exhibit C  - Cooperative Development Exceptions          7 [2.01]
     Exhibit D  - Vitex Representation Exceptions            22 [14.01]
     Exhibit E  - Amendment to Exclusive License             24 [14.01(h)]
                  Agreement (#5) For Virally Inactivated
                  Cellular Products
     Exhibit F  - License Agreements to be Amended           29 [14.10(b)]

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          THIS JOINT DEVELOPMENT, MARKETING AND DISTRIBUTION AGREEMENT (the "Agreement") is made between PALL CORPORATION, a New York corporation ("Pall") with principal offices at 2200 Northern Blvd., East Hills, New York 11548, and V.I. TECHNOLOGIES, INC., a Delaware corporation ("Vitex") with principal offices at 155 Duryea Road, Melville, New York 11747, dated as of the 19th day of February, 1998.

                                   BACKGROUND

          Vitex has developed proprietary compounds for the inactivation of viruses and pathogens for the decontamination of certain blood products. Pall has developed a variety of filtration products including those relating to the collection, preservation, processing, manipulation, storage and treatment of blood and blood components.

          Pall and Vitex wish to combine their efforts and resources in the development and commercialization of systems consisting of instrumentation, disposables and compounds for use in the inactivation of viruses and pathogens for the decontamination of red blood cells and/or platelets in either whole blood, packed red cells, platelet concentrates or apheresis platelets.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01  DEFINED TERMS.  The capitalized words in this Agreement
                        -------------
shall have the meanings assigned to them in this Article I.

          "AFFILIATE" with respect to any Person, means any other Person that
          -----------
directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

          "CARRYING COSTS" means the cost of capital employed (including
          ----------------
inventory plus receivables plus net fixed assets used in or dedicated to the development, manufacture, marketing and distribution of the Systems, less payables), which shall be calculated on the last day of the previous fiscal quarter of Pall by multiplying such capital by the prevailing Federal Funds rate as adjusted from time to time, as published in The Wall Street Journal and
                                               -----------------------
determined on the first day of each fiscal quarter of Pall.

          ********** ************ **** ***** * ******* ********** **
          ****************************
************ ******** ******** **** * ********* *** ** *** ***** ******** ** *
********* ****

          "COOPERATIVE DEVELOPMENT WORK" means the Cooperative Development Work
          ------------------------------
defined in Section 2.01 of this Agreement.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          ***** ** ****** ****** *** ****** **** ** ****** *** **** **
          ***************
********** ******** *** * ********* ************ *** ** ** ************
********* ********* *** *** ******* ** ***** ************ ********* *********
*** ************* ****** ******* ******** ******** *** ************ ****** ****
**** ***** ** ** ********** ** ********** **** **** *** ****** ** ******* ***
*** **** *** *** ***** ********** ******* ** ******* ** * ********** ***** ***
** ******** ** *** ********** ****** ********* ******** **** **** ** ***** *****
                                     ******** ********
*** ******* *** ******* ******** ** ************ ******** ******* ** *****
******* ******** ** ************ ******** ******* ******* ** **** **********
****** *** ********** ********* ** ******* ***** ** **** ***********  *******
************ *** ********** ****** ********* *** *********** *************
******** ***** **** *** ******** *** ******** ** **** ** ***** ** ******** **
*** ********** ******

          *******************************************************************
********************************************************

          *** ** *** ************ ******** ** **** ** * *********** ***** ******
**** ** ****** **

          *** ** *** ************ ******** ** **** ** * **** ** * *********
************ **** ****** **** ** ***** *** *** ************ ******** **** ******
********* ********

          "DOLLARS" AND "$" means dollars in lawful currency of the United
          -----------------
States of America.

          "FDA" means the United States Food and Drug Administration.
          -----

          "FULLY ALLOCATED MANUFACTURING COST" means the cost of direct
          ------------------------------------
materials, direct labor (which includes fringe benefits), other direct manufacturing costs, including, but not limited to, factory costs, and indirect costs, such as supervisory and support labor, supplies, utilities, machinery and equipment maintenance costs (including associated depreciation) and plant operating and maintenance costs (including associated depreciation).

          "GAAP" means generally accepted accounting principles in the United
          ------
States of America in effect from time to time as applied by Pall or Vitex, as the case may be, on a consistent basis.

          "GOOD MANUFACTURING PRACTICES" means "good manufacturing practices" as
          ------------------------------
defined by the FDA (including under 21 C.F.R. Part 820), or other Governmental Authority with respect to the Vitex Inactivation Compounds.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or
          ------------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          ********************************************************************
******************************************************************************
******************************************************************************
**********************************

          "INSTRUMENTATION" means light boxes developed and manufactured by or
          -----------------
for Vitex which are part of the Systems necessary for activating the Vitex Inactivation Compounds.

          "INVENTIONS" means any and all technical information, applications,
          ------------
data or knowledge developed or acquired in the performance of or through cooperation under this Agreement, including but not limited to operating conditions, process designs, specifications, drawings, devices, technology, discoveries and know-how relating thereto, whether or not these would be patentable.

          "JOINT PATENTS" means patents which have been obtained for a Joint
          ---------------
Invention in accordance with Section 6.03 of this Agreement.

          "KNOWLEDGE" means the actual knowledge of any executive officer of
          -----------
Pall or Vitex.

          "LOSS" for any given System configuration means the amount by which
          ------
the sum of (i) Carrying Costs, (ii) Pall's Costs of Goods/Reference Revenue,
(iii) Pall's Marketing and Administrative Expenses and (iv) Vitex's Cost of Goods exceeds Net Sales.

          "MANAGEMENT BOARD" means the Management Board created pursuant to
          ------------------
Section 2.02 of this Agreement.

          "MARKETING AND ADMINISTRATIVE EXPENSES" for Pall in any calendar year
          ---------------------------------------
means Pall's costs incurred for the marketing, selling and administering (customer support) of the Systems, as the Management Board shall approve from time to time.

          "NET SALES" means the amount invoiced by Pall for sales of either a
          -----------
*****************************************************************; less credits or allowances, if any, for rejections or returns; less customary trade discounts actually given; less customs and duties paid; less bad debts; less separately invoiced and actually incurred taxes and other charges of any Governmental Authority that are imposed directly on or measured by the sale, transfer, transportation, delivery or use (but excluding taxes on net income). *********
********************************************************************************
********************************************************************************
****************************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

*** ***** ********* ************* **** ** *** ****** **** ** ********** **** **
*** **** ***** ********** ******** ** *** ********** ******

          "PALL KNOW-HOW" means unpatented inventions, applications, data,
          ---------------
processes, compositions, techniques and other technical information proprietary to Pall, which are solely owned by Pall or which Pall has the right to control the use of, relating to the Systems, including methods for manufacture ********* ************************************************ or any portions thereof.

          "PALL PATENTS" means all United States and foreign patent applications
          --------------
and patents that relate to the Systems or any portion thereof or methods for manufacture or use thereof, owned by Pall or licensed to Pall with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Pall both prior to the date of this Agreement and during the term of this Agreement pursuant to the Cooperative Development Work, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof, as set forth in Exhibit A hereto.
                                      ---------

          "PALL'S FIELD OF USE" means filtration, separation, filters, filter
          ---------------------
media and supports and their design and manufacture.

          "PERSON" means any individual, corporation, partnership, association,
          --------
joint-stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "PROFIT" for any given System configuration means Net Sales minus
          --------
******** ****** ***** *** ********* *** *** *** ****** **** ** ***************
******* **** **** ****** ********* *** ************** ******** **** *****
******* **** ** ******

          "PROJECT PLAN" means the project plan detailing the responsibilities
          --------------
of the parties and the projected milestones for the Cooperative Development Work as approved by the Management Board and as amended from time to time by the Management Board.

          "REFERENCE REVENUE" means for any ********* ************ *** ** ***
          -------------------
***** ***** *** ******* *** ***** ***** ** * **** * ********* *** ** * **** **
********* **** ** *** **** *** ** ***** ****** ********* *** **************
******** ** ********** **** **** ********* *****, based on sales during the three calendar months prior to the date of determination, or, in the case of
**** *** ********* ************ **** ***** ** ***** ** **** * ********* **** **
**** ** ********* ***** ** ************ during the three calendar months prior to the first sale of such ********* ************ *** (the "Initial Reference Revenue"). Reference Revenue shall be determined once every three months.

          *******************************************************************
****

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          "REGULATORY APPROVALS" means (1) in the United States, approval from
          ----------------------
the FDA for marketing and promotion of the System, or (2) outside of the United States, an analogous order by a non-U.S. Governmental Authority which requires regulatory approval prior to marketing and promotion of a System in such non-U.S. country.

          "REVENUE SHARING PAYMENTS" means the payments described in Section
          --------------------------
4.04.

          "SPECIFICATIONS FOR THE VITEX INACTIVATION COMPOUNDS" means the
          -----------------------------------------------------
performance, quality and reliability standards which the Management Board requires for the Vitex Inactivation Compounds to be acceptable for commercial implementation, promulgated by the Management Board in accordance with Section 2.02(a) of this Agreement and in conformity with any applicable FDA requirements. Such Specifications shall include a provision that the Vitex Inactivation Compounds be made according to Good Manufacturing Practices or (if Vitex shall elect to manufacture the Vitex Inactivation Compounds outside the United States) other applicable regulatory authority.

          *****************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************************

          ***************************************************************
**************************************************************

          "SYSTEMS SPECIFICATIONS" means such performance, cost, quality and
          ------------------------
reliability requirements as the Management Board agrees must be met by a System in order for the System to be acceptable for marketing and distribution under this Agreement.

          *******************************************************************
********************************************************************************
********************************************************************************
****

          ******************************************************************
********************************************************************************
***************

          "VITEX INACTIVATION COMPOUNDS" means the compounds developed by Vitex
          ------------------------------
for the inactivation of viruses and pathogens in red blood cells.

          "VITEX KNOW-HOW" means unpatented inventions, applications, data,
          ----------------
processes, compositions, techniques and other technical information proprietary to Vitex, which is solely owned by Vitex or which Vitex has the right to control the use of, relating to the Systems, including methods for manufacture or use of Vitex Inactivation Compounds and Systems or portions thereof.

          "VITEX PATENTS" means all United States and foreign patent
          ---------------
applications and patents that relate to the Vitex Inactivation Compounds or compositions or formulations thereof, or otherwise relating to a System or portion thereof, or methods for manufacture or use of such System or Vitex Inactivation Compounds owned by or licensed to Vitex with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Vitex both prior to the date of this Agreement and during the term of the Cooperative Development Work, including any continuations, divisions, reissues, reexaminations and all foreign counterparts thereof, as set forth in Exhibit B hereto.
         ---------

          "VITEX'S FIELD OF USE" means Vitex's processes or compounds for
          ----------------------
inactivating viruses and pathogens in red blood cells, platelets and other blood products and components.

          SECTION 1.02  OTHER DEFINITIONAL PROVISIONS.  In addition to the terms
                        -----------------------------
defined in Section 1.01, the following terms are defined in the Sections of this Agreement noted below:

--------------------------------------------------------------------------------------
Term                                                                         Section
-----                                                                        -------
--------------------------------------------------------------------------------------
AAA                                                                          16.04(a)
--------------------------------------------------------------------------------------
Agreement                                                                    Preamble
--------------------------------------------------------------------------------------
Advance                                                                      2.07(a)
--------------------------------------------------------------------------------------
Confidential Information                                                     9.01
--------------------------------------------------------------------------------------
Cooperative Development Work                                                 2.01
--------------------------------------------------------------------------------------
Cure Period                                                                 13.03(b)
--------------------------------------------------------------------------------------
Defaulting Party                                                            13.03(a)
--------------------------------------------------------------------------------------
EFOS                                                                         3.02
--------------------------------------------------------------------------------------
Exclusive Distributor                                                        4.01
--------------------------------------------------------------------------------------
Exclusive Distributorship Period                                             4.01
--------------------------------------------------------------------------------------
Fair Price                                                                  13.03(d)
--------------------------------------------------------------------------------------
Joint Invention                                                              2.05(a)
--------------------------------------------------------------------------------------
License Agreements                                                          14.01(i)
--------------------------------------------------------------------------------------
License Amendment                                                           14.01(h)
--------------------------------------------------------------------------------------
Licensed Intellectual Property                                               5.04
--------------------------------------------------------------------------------------
Losses                                                                      14.03
--------------------------------------------------------------------------------------
Material Default                                                            13.03(a)
--------------------------------------------------------------------------------------
Non-Defaulting Party                                                        13.03(a)
--------------------------------------------------------------------------------------
Notice of Termination                                                       13.03(b)
--------------------------------------------------------------------------------------
Notice to Cure                                                              13.03(b)
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
NYBC                                                                         3.02
----------------------------------------------------------------------------------------
Pall                                                                         Preamble
----------------------------------------------------------------------------------------
Platelet Inactivation Compounds                                              Article X
----------------------------------------------------------------------------------------
Revenue Sharing Payments                                                     4.04
----------------------------------------------------------------------------------------
Rules                                                                       16.04(a)
----------------------------------------------------------------------------------------
Sole Invention                                                               2.05(b)
----------------------------------------------------------------------------------------
Sole Patent                                                                  2.05(c)
----------------------------------------------------------------------------------------
UH                                                                           3.02
----------------------------------------------------------------------------------------
Vitex                                                                        Preamble
----------------------------------------------------------------------------------------


                                   ARTICLE II

                            COOPERATIVE DEVELOPMENT
                            -----------------------

          SECTION 2.01  COOPERATIVE DEVELOPMENT.  From the date of this
                        -----------------------
Agreement, Pall and Vitex shall work together diligently to develop, and obtain Regulatory Approval for, the Systems, including research and development and clinical work (the "Cooperative Development Work") and thereafter market Systems for the filtration of human blood and the inactivation of viruses and pathogens in red blood cells. Except for the work currently conducted by Pall and set forth on Exhibit C hereto, neither party shall work independently or with a
         ---------
third party in the development and/or commercialization of systems for use in the inactivation of viruses and pathogens for decontamination of red blood cells and/or platelets, unless approved by the Management Board. Except as set forth in the preceding sentence, if either party is planning to work independently or with a third party in the development and/or commercialization of systems for use in the inactivation of viruses and pathogens for decontamination of red blood cells and/or platelets, it shall disclose such planned activity to the Management Board, and the Management Board shall have the option of bringing such activity within the scope of this Agreement and requiring the parties to pursue it jointly.

          SECTION 2.02  MANAGEMENT BOARD.
                        ----------------

          2.02(A)  CONSTITUTION.  The Management Board shall be composed of four
                   ------------
people consisting of two officers or employees of each party designated by such party. The role of the Management Board is to facilitate the overall relationship of Pall and Vitex under this Agreement and to manage the research, development and marketing of Systems. System Specifications and Vitex Inactivation Compounds Specifications recommended by Pall or Vitex shall not be deemed finalized until they are approved by the Management Board. The Management Board shall meet from time to time as appropriate, but not less frequently than four times during each calendar year, alternating between the offices of Pall and Vitex, unless the parties shall agree otherwise.

          2.02(B)  VOTING.  All decisions of the Management Board shall be made
                   ------
by unanimous vote or written consent, with Pall and Vitex each having one vote regardless of the number of representatives attending any meeting.

          2.02(C)  DEADLOCK.  In the event of a deadlock of the Management
                   --------
Board, if it is unable to reach agreement within two days of the onset of the deadlock, then the matter shall first be referred to the Chief Executive Officers of Pall and Vitex who shall use their best efforts to reach an amicable resolution, and then failing such resolution, shall be finally settled by arbitration as set forth in Section 16.04 hereof.

          2.02 (D)  RESPONSIBILITIES OF MANAGEMENT BOARD.  The Management Board
                    ------------------------------------
shall be responsible for:

          (i) approving Project Plans, all changes to any Project Plans and determining whether to engage in a new project;

          (ii) setting budgets and approving all changes to budgets, and resource allocation;

          (iii) approving accounting methods of the parties for purposes of determining Cost of Goods for either party;

          (iv)   approving the amortization of capital expenditures;

          (v)    approving Pall's Marketing and Administrative Expenses;

          (vi) in its sole discretion, revising the percentage used in calculating the floor price of a System;

          (vii) approving Specifications for the Vitex Inactivation Compounds and Systems Specifications, and any changes thereto;

          (viii) overseeing Cooperative Development Work;

          (ix)   approving matters set forth in Section 2.01 of this Agreement;

          (x) approving the filing of Sole Patents, where such filing would involve the disclosure of Confidential Information (however, Management Board approval is not required for the filing of a Sole Patent where such filing would not involve the disclosure of Confidential Information);

          (xi) designating the party which shall be primarily responsible for the prosecution of Joint Patents;

          (xii) reviewing records of the parties relating to costs and expenses incurred in connection with the Cooperative Development Work, approving and reconciling cash outlays and expenditures of the parties and directing payment by either of the parties to the other party;

          (xiii) developing timetables for Pall's requirements projections for the Vitex Inactivation Compounds and Instrumentation;

          (xiv) approving changes to Vitex's source of raw materials, the Vitex Inactivation Compounds or Instrumentation, and approving improvements to the Systems;

          (xv) determining the countries in which the Systems shall be marketed and sold;

          (xvi) approving all claims made regarding the Systems in connection with labeling, marketing or promotional matters;

          (xvii)  all matters relating to Joint Patents;

          (xviii) ensuring compliance with the applicable clinical, medical and regulatory requirements and fulfilling and discharging or arranging for a party to this Agreement (or both) to fulfill and discharge all applicable requirements of the FDA or other Governmental Authority; and

          (xix) determining what action should be taken when a party to this Agreement has reason to believe or has received notice from the FDA or another Governmental Authority that a product developed, manufactured or sold pursuant to the terms of this Agreement must be withdrawn or recalled.

          SECTION 2.03  REVIEW OF PROJECT PLAN, BUDGET AND TIMETABLE.  The
                        --------------------------------------------
Project Plans, budget and timetable for the Cooperative Development Work will be reviewable by the Management Board from time to time, with the intent that the parties move expeditiously and effectively toward commercialization of the Systems.

          SECTION 2.04  EXCHANGE OF INFORMATION.  Subsequent to March 21, 1997
                        -----------------------
and in connection with the Cooperative Development Work, Pall and Vitex shall exchange all material information developed pursuant to the Cooperative Development Work, including the exchange of Pall Know-How and information concerning Pall Patents and Vitex Know-How and information concerning Vitex Patents. The exchange will occur subject to the confidentiality provisions of
Article IX of this Agreement. Under this Agreement the cooperation between Pall and Vitex will be solely in connection with developing the Systems.

          SECTION 2.05  INVENTIONS.
                        ----------

          2.05(A)  JOINT INVENTIONS.  If an Invention has been made by both
                   ----------------
parties jointly, each party making an inventive contribution to such Invention, such Invention shall be referred to as a "Joint Invention." Such Joint Inventions shall be the joint property of the parties, each party having an undivided one-half interest, with Pall having an exclusive royalty-free worldwide license under all Joint Inventions relating to Pall's Field of Use and Vitex having an exclusive royalty-free worldwide license under all Joint Inventions that relate to Vitex's Field of Use.

          For any uses outside of either Pall's Field of Use or Vitex's Field of Use, each party has joint rights to the Joint Invention. The parties agree that neither party may grant any sublicenses under any Joint Invention without the prior written approval of the other party.

          2.05(B)  SOLE INVENTIONS.  Should either party conceive and reduce to
                   ---------------
practice any Invention without any inventive input of the other party (a "Sole Invention"), then that party shall own all rights to its Sole Invention, except that the other party shall have a non-exclusive right to practice the Sole Invention only in furtherance of this Agreement.

          2.05(C)  PATENT PROSECUTION OF INVENTIONS.  Patent prosecution for
                   --------------------------------
Joint Inventions shall be carried out as set forth in Section 6.03 hereof. Each party shall bear full responsibility for all patent prosecution and maintenance matters with respect to its Sole Inventions provided that each party gives the Management Board reasonable notice prior to filing an application for any patent with respect to a Sole Invention (the "Sole Patent") and, to the extent that such filing involves the disclosure of any Confidential Information, obtains the approval of the Management Board prior to such filing. The Management Board shall designate one party as primarily responsible for the prosecution of Joint Patents. The costs of such prosecution and the costs of maintenance of the Joint Patents shall be equally shared by the parties.

          SECTION 2.06  COST-SHARING.
                        ------------

          2.06(A)  COST-SHARING GENERALLY.  Pall and Vitex shall equally share
                   ----------------------
costs and expenses associated with the Cooperative Development Work, fifty percent to be borne by Pall and fifty percent to be borne by Vitex. Cost and expenses shall include only those expenditures made in accordance with budgets approved by the Management Board related to research, development, clinical trials, Regulatory Approval, certain patent royalties as described in Section
15.02 of this Agreement, filing of Joint Patents (subject to Section 6.05), and other expenses that this Agreement expressly provides shall be subject to cost sharing. All changes to a budget must be approved by the Management Board.

          2.06(B)  RECORDKEEPING.  Each party shall maintain detailed records
                   -------------
which accurately identify costs and expenses incurred and paid in connection with the Cooperative

Development Work. Each party shall submit this information to the Management Board on the last business day of March for the period ending January 31, and on the last business day of September for the period ending July 31 (or such alternative dates as the Management Board may establish) with an estimate of expenses to be incurred during the subsequent six months. Expenses internally generated in the event that tasks are performed by a party's own staff will be accounted for on a uniform average cost per full time equivalent basis.

          2.06(C)  MANAGEMENT BOARD COSTS.  Each of Pall and Vitex shall bear
                   ----------------------
their respective costs with respect to participation on the Management Board during the Cooperative Development Work, including travel expenses for meetings and participation on the Management Board.

          SECTION 2.07  BUDGET CONTINGENCIES.
                        --------------------

          2.07(A)  EXCEEDING PREVIOUSLY ESTABLISHED BUDGET.  If the Management
                   ---------------------------------------
Board determines that the budget for the Cooperative Development Work must be increased over the previously established budget, then Pall will fund fifty percent and Vitex will fund fifty percent of any increase in the previously approved budget; provided that in the event Vitex is unable to fund such increase, Pall may, at its sole discretion, fund Vitex's share of such increase (or any portion thereof) (the "Advance") and deduct the Advance over time through deductions from Vitex's share of the Profits, on a schedule approved by the Management Board.

          2.07(B)  RECONCILIATION OF EXPENDITURES.  Unless otherwise agreed, the
                   ------------------------------
Management Board shall reconcile actual cash outlays and expenses approved by the Management Board with respect to the Cooperative Development Work on a quarterly basis to the goal that costs are borne in the proportion of fifty percent by Pall and fifty percent by Vitex. The Management Board shall review the budgets at the beginning of each fiscal quarter of Pall, and to the extent that either Pall or Vitex is expected to incur more than fifty percent of the expenses budgeted for such fiscal quarter, the Management Board shall direct the other party, within thirty days after the beginning of such fiscal quarter, to pay to the party expected to incur such expenses an amount necessary to ensure that projected expenses for such fiscal quarter are borne fifty percent by each party. Any portion of a payment made in accordance with the preceding sentence which is not utilized by either party in connection with the Cooperative Development Work for such fiscal quarter shall be carried forward by such party to the following fiscal quarter.

          SECTION 2.08  RESPONSIBILITIES OF PARTIES.  Pall and Vitex shall
                        ---------------------------
cooperate in the Cooperative Development Work as set forth in the Project Plan. Any changes to the Project Plan must be approved by the Management Board.

                                  ARTICLE III

                    SUPPLY OF VITEX INACTIVATION COMPOUNDS
                           AND SYSTEM MANUFACTURING

                    --------------------------------------

          After Regulatory Approval has been obtained for the Systems, the Systems shall be manufactured, marketed and sold in accordance with the provisions of this Article III.

          SECTION 3.01  PALL RESPONSIBILITIES.  Pall shall be responsible for
                        ---------------------
all aspects relating to production, manufacturing, assembly, sterilization, packaging, warehousing, marketing (including customer support) and distribution of the Systems, but not including manufacturing of the Vitex Inactivation Compounds or the Instrumentation, except as provided in Section 3.07. Pall shall provide Vitex with its projected requirements for the Vitex Inactivation Compounds and Instrumentation in accordance with a timetable developed by the Management Board.

          SECTION 3.02  VITEX RESPONSIBILITIES.  Vitex shall supply or arrange
                        ----------------------
for a third party to supply, Pall's requirements for the Vitex Inactivation Compounds and Instrumentation used in each System. The parties shall agree upon an order, supply and delivery mechanism for the Vitex Inactivation Compounds and Instrumentation. Vitex shall also diligently pursue any rights it may have under agreements with third parties, including, but not limited to, The New York Blood Center, Inc. ("NYBC"), EFOS International ("EFOS"), University Hospitals, Inc. or any current successor ("UH"), and Collaborative BioAlliance, Inc., and their respective Affiliates, for obtaining new technology developed by such third parties, whether in conjunction with Vitex or not, which technology may be necessary or useful in achieving the objectives of this Agreement.

          SECTION 3.03  REFERENCE SET PRODUCTION.  Pall shall tool and scale up
                        ------------------------
the production model of all Reference Sets and any necessary additions to Reference Sets required for the Systems.

          SECTION 3.04  SYSTEMS SPECIFICATIONS.  Pall's manufacture of each
                        ----------------------
System shall be in accordance with the Systems Specifications. Any change to the Systems Specifications must be approved in writing by the Management Board.

          SECTION 3.05  VITEX SPECIFICATIONS.  Vitex shall supply Vitex
                        --------------------
Inactivation Compounds in bulk form to Pall to be used as a component of the Systems and Pall shall obtain from Vitex Inactivation Compounds to meet Pall's requirements of inactivation compounds for use in the Systems. Vitex Inactivation Compounds shall meet the Specifications for the Vitex Inactivation Compounds determined by the Management Board pursuant to Section 2.02(a) hereof. Any change in specifications for the Vitex Inactivation Compounds must be approved in writing by the Management Board.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          SECTION 3.06  SOURCE OF SUPPLY.  In the event Pall recommends, and the
                        ----------------
Management Board approves such recommendation, that Vitex change Vitex's source of raw materials or Vitex Inactivation Compounds or Instrumentation because of actual or anticipated irregularity of supply, or failure to meet specifications, and viable alternate sources of supply are available, Vitex will use its reasonable best efforts to implement Pall's recommendation that Vitex utilize such alternate sources of raw materials, Vitex Inactivation Compounds and/or Instrumentation.

          SECTION 3.07  FAILURE OF VITEX TO MEET PALL REQUIREMENTS.  Pall shall
                        ------------------------------------------
be free to obtain the Vitex Inactivation Compounds or Instrumentation from a third party if Vitex fails to meet Pall's requirements for the Vitex Inactivation Compounds or Instrumentation within ******** after Pall gives written notice to Vitex that Vitex is in default of its obligations to supply Pall's requirements hereunder. Vitex agrees to grant, such third party that Pall selects, the right to manufacture the Vitex Inactivation Compounds or Instrumentation, for Pall's account, and further agrees to provide such third party with the information and the right to use the Vitex Patents and Vitex Know-How that are necessary to permit such third party to make the Vitex Inactivation Compounds or Instrumentation for Pall's account, provided, however
                                                              --------  -------
that such third party shall first provide Vitex with written undertakings, executed by a properly authorized officer of such third party, that it will treat such information, Vitex Patents and Vitex Know-How as Confidential Information and be subject to confidentiality requirements similar to those set forth in Article IX of this Agreement. To the extent that Pall obtains the Vitex Inactivation Compounds or Instrumentation from a third party, all payments made by Pall to such third party shall be included in Pall's Cost of Goods.

          SECTION 3.08  SYSTEM IMPROVEMENTS.  During the term of this Agreement,
                        -------------------
as approved by the Management Board, Pall and Vitex will cooperate in making improvements to each System to meet changing market needs. The costs for such improvements shall be budgeted by the Management Board and subject to cost sharing pursuant to Section 2.06(a) of this Agreement.

                                  ARTICLE IV

                  MARKETING AND EXCLUSIVE DISTRIBUTION RIGHTS
                  -------------------------------------------

          SECTION 4.01  APPOINTMENT AS EXCLUSIVE DISTRIBUTOR.  Pall and Vitex
                        ------------------------------------
agree that Pall shall be the exclusive worldwide distributor (the "Exclusive Distributor") for the Systems during the term of this Agreement (the "Exclusive Distributorship Period"). In acting as the Exclusive Distributor, Pall may solicit sales directly or through one or more of its Affiliates or independent distributors. Pall shall use commercially reasonable efforts to promote, market and sell Systems developed under this Agreement in those countries of the world in which the Management Board determines that such Systems should be promoted, marketed and sold. All responsibilities of Pall set forth in this Section 4.01 shall be conducted in compliance with all

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

pertinent regulatory requirements of the FDA and other Governmental Authorities. Pall shall send copies of any reports submitted to the FDA or any other Governmental Authority under the terms of this Section 4.01, upon their submission, to Vitex.

          SECTION 4.02  MEETINGS CONCERNING MARKETING.  The Management Board
                        -----------------------------
shall meet from time to time at the request of either Pall or Vitex to discuss and approve marketing strategies in order to optimize customer acceptance and effective promotion of the Systems. All final decisions regarding Systems marketing, distribution and pricing shall be made by Pall.

          SECTION 4.03  RESPONSIBILITIES OF THE PARTIES DURING THE EXCLUSIVE
                        ----------------------------------------------------
DISTRIBUTORSHIP PERIOD.  During the Exclusive Distributorship Period the
-----------------------
responsibilities of the parties shall be as follows:

          4.03(A)  PALL RESPONSIBILITIES. Pall shall use its reasonable best
                   ---------------------
efforts to promote and distribute the Systems within ******** after the Regulatory Approval is obtained, using generally the same channels and methods, exercising the same diligence, and adhering to the same standards which it employs with respect to its own products sold to the health care market.

          4.03(B)  VITEX RESPONSIBILITIES. Vitex shall use reasonable best
                   ----------------------
efforts to supply Pall's requirements for the Vitex Inactivation Compounds and Instrumentation consistent with Pall's forecasts of its expected requirements for the Vitex Inactivation Compounds and Instrumentation, and shall promptly notify Pall of any expected delay and the duration of any expected delay. Vitex shall provide Pall with certificates of analysis for the Vitex Inactivation Compounds, certificates of free sale, trademark authorizations, and any other documents which Pall may require for registration purposes of the Vitex Inactivation Compounds or the Instrumentation, at Pall's request, if available. Unless prohibited by local law, all such registrations and approvals shall be in the name of Vitex and Pall.

          SECTION 4.04  REVENUE SHARING.  In consideration of the Cooperative
                        ---------------
Development Work to be undertaken and other obligations set forth in this Agreement, Pall and Vitex shall share Net Sales as follows: (i) no later than thirty days after the first and all subsequent fiscal quarters of Pall following the first commercial sale of the Systems, Pall shall pay to Vitex, with respect to Net Sales in such fiscal quarter, Vitex's Cost of Goods; and (ii) no later than sixty days after the first and all subsequent fiscal quarters of Pall following the first commercial sale of Systems, Pall shall pay to Vitex, with respect to Net Sales in such fiscal quarter, a sum equal to fifty percent of the Profits for such fiscal quarter (less any Advances made to Vitex pursuant to the terms of Section 2.07(a) of this Agreement, royalty payments deducted pursuant to Section 15.02 of this Agreement and Losses for such fiscal quarter) (the "Revenue Sharing Payments"), and Pall shall retain the balance of the proceeds of the Net Sales of Systems as to which Pall has invoiced the customer during such fiscal quarter. To the extent Profits are exceeded by Losses in any fiscal quarter of Pall, Vitex's share of such net loss shall be carried forward cumulatively to the subsequent fiscal quarters of Pall and shall offset any Profit payable to Vitex for such subsequent fiscal quarters until fully exhausted.

          The Revenue Sharing Payments due and payable hereunder shall be computed for each fiscal quarter of Pall in the currency in which the sale was made, but shall be definitively discharged by payments to Vitex in dollars converted from such currency using the average of spot rates for such currency for the last business day of the second and third months of such quarter and of the first month of the subsequent quarter, as quoted in The Wall Street Journal.
                                                        -----------------------

          SECTION 4.05   NYBC.  Pall agrees to make available to NYBC a
                         ----
reasonable quantity of Inactivation Assemblies at the lowest price charged by Pall to third parties in the U.S. and Canada for such Inactivation Assemblies. It is the understanding of the parties hereto that said Inactivation Assemblies will be for NYBC's own use and not for resale by NYBC and Pall's obligation to make such sales shall be conditioned on NYBC's compliance with that understanding.

                                   ARTICLE V

                     PATENTS, KNOW-HOW, AND LICENSE GRANTS
                     -------------------------------------

          SECTION 5.01  VITEX SOLE OWNERSHIP.  Vitex shall own and/or control
                        --------------------
all Vitex Patents and Vitex Know-How.

          SECTION 5.02  PALL SOLE OWNERSHIP.  Pall shall own and/or control all
                        -------------------
Pall Patents and Pall Know-How.

          SECTION 5.03  REGULATORY FILES.  Pall and Vitex shall each have full
                        ----------------
access to all materials filed and correspondence with the FDA and other regulatory agencies in connection with the Cooperative Development Work and the Systems, and shall be entitled to use and rely on such materials with respect to any Regulatory Approval for a product covered by this Agreement which is sought by either Pall or Vitex.

          SECTION 5.04  LICENSE OF VITEX PATENTS AND VITEX KNOW-HOW.  With
                        -------------------------------------------
respect to any Vitex Patents, Vitex Know-How or any other Vitex intellectual property needed by Pall for the performance of its responsibilities and exercise of its rights under this Agreement (the "Licensed Intellectual Property"), Vitex grants to Pall an exclusive, paid-up royalty-free license under the Licensed Intellectual Property with the right to sublicense, as approved by the Management Board.

                                   ARTICLE VI

                         PROSECUTION OF PATENT RIGHTS
                         ----------------------------

          SECTION 6.01  VITEX PATENTS.   Vitex shall have the right to timely
                        -------------
prepare, file, prosecute and maintain, under its exclusive control and at its expense, Vitex Patents.

          SECTION 6.02  PALL PATENTS.  Pall shall have the right to timely
                        ------------
prepare, file, prosecute and maintain, under its exclusive control and at its expense, Pall Patents.

          SECTION 6.03  JOINT PATENTS.  The Management Board shall have the
                        -------------
right to timely prepare, file, prosecute and maintain (or direct the appropriate party to timely prepare, file, prosecute and maintain), under its exclusive control, Joint Patents, with costs and expenses to be shared by Pall and Vitex as set forth in Section 2.06(a) hereof and subject to Section 6.05, but if it does not, then either Pall or Vitex may, subject to joint ownership rights set forth in Section 2.05(a) and subject to Section 6.05, prepare, file, prosecute and maintain such Joint Patents. The parties shall file internationally under the Patent Cooperation Treaty and/or the European Patent Convention or the most appropriate mechanism in order to minimize expenses, as determined by the Management Board. The reasonable expenses of preparing, filing, prosecuting and maintaining corresponding Joint Patents in the countries that are approved by the Management Board shall be borne equally by the parties. Unless such other countries are agreed to by the parties in writing, such other country filings shall not be made. Such patent expenses should be included in the budget approved by the Management Board and shall be shared equally by the parties as set forth in Section 2.06(a).

          SECTION 6.04  MATERIAL; REVIEW AND COMMENT.  Each party shall
                        ----------------------------
cooperate with the other so that all material that is pertinent to the examination of a Joint Patent is brought to the attention of the other party. The parties to this Agreement shall have the right to review and comment on substantive documents prepared in connection with the preparation, filing, prosecution and maintenance of the Joint Patents prior to the filing of such papers; however, such review and comment shall be performed expeditiously so as not to negatively affect patent rights and shall be performed at the reviewing party's sole cost and expense.

          SECTION 6.05  ELECTION NOT TO PAY EXPENSES.  If either party elects
                        ----------------------------
for any reason not to pay its share of the reasonable expenses for a particular Joint Patent, then, at the option of the other party:

          6.05(A) the joint ownership of that nonpaying party under this Agreement with respect to that particular patent application or patent shall immediately terminate and the paying party shall exclusively own that particular patent or patent application, without affecting the nonpaying party's rights under all other patent applications and patents; or

          6.05(B)  the application or patent shall be allowed to lapse.

          In the event the paying party elects option (a) above, the nonpaying party hereby agrees to execute documents necessary to transfer its interest in such patent or patent application to the paying party provided that the paying party agrees to license back to the non-paying party rights to such patent or patent application on a royalty-free basis to the extent necessary to manufacture, use or sell the Systems.

                                  ARTICLE VII

                                  TRADEMARKS
                                  ----------

          SECTION 7.01  PALL TRADEMARKS.  Vitex shall make no use of any Pall
                        ---------------
trademark without the prior written approval of Pall.

          SECTION 7.02  VITEX TRADEMARKS.  Except as set forth in this Section
                        ----------------
7.02, Pall shall make no use of any Vitex trademark without the prior written approval of Vitex. Pall shall include the Vitex name and mark (or successor name and mark acceptable to Pall) on the Systems and on packaging, literature and promotional material and advertising for the Systems unless Pall makes a good faith determination that the Vitex name cannot be used due to third party rights. Pall shall, to the extent practical, provide to Vitex for review copies of all proposed uses of the Vitex name and mark and references to Vitex. To the extent practical, Pall shall include on material bearing such trademarks an acknowledgment that such trademarks are the property of Vitex. If necessary in any market to maintain Vitex's rights in the Vitex trademarks, Pall shall enter into a registered user agreement regulating its use of the Vitex trademarks.

                                 ARTICLE VIII

                            REGULATORY REQUIREMENTS
                            -----------------------

     SECTION 8.01  RECALLS.  In the event that either party to this Agreement
                   -------
has reason to believe that a recall or market withdrawal of any product or products developed, manufactured or sold pursuant to this Agreement is warranted for any reason, or if either party is notified by the FDA or another Governmental Authority of a request or demand for such a withdrawal or recall, such party shall immediately notify the Management Board. Within 24 hours of receipt of such notice the Management Board shall meet and: (i) determine if such a withdrawal or recall is warranted and, if warranted, to formulate a strategy for implementing such withdrawal or recall, or (ii) to formulate a position why such a withdrawal or recall is not warranted, and (iii) if the withdrawal or recall request originated from the FDA or other Governmental Authority, to formulate a plan to address such request. The actual withdrawal or recall of a product under the terms of this Section 8.01 shall be conducted by Pall, unless otherwise directed by the Management Board.

     The expenses of a withdrawal or recall, if conducted in accordance with the terms of this Section 8.01, shall be equally shared, provided, however, that if
                                                     --------  -------
the recall or withdrawal is solely due to the fault of one of the parties, as determined by the Management Board, that party shall bear the full cost of such recall or withdrawal.

     SECTION 8.02  COMPLIANCE WITH OTHER REGULATORY REQUIREMENTS.
                   ---------------------------------------------

     (a) The Management Board shall control and be responsible for the parties' compliance with the clinical, medical and regulatory requirements applicable to the products developed, manufactured or sold and the transactions engaged in under this Agreement. The Management Board shall fulfill and discharge, or arrange for one of the parties (or both) to fulfill and discharge, each applicable FDA or other Governmental Authority requirement, arising from or related to the transactions contemplated by this Agreement; provided, however,
                                                            --------  -------
that Pall shall solely be responsible for fulfilling and discharging all requirements which exist in connection with such of Pall's responsibilities as are set forth in Section 4.01 of this Agreement, and further provided, that
                                                     ------- --------
requirements which exist by reason of investigational activities with respect to any System or part thereof shall be fulfilled and discharged by the party performing such investigational activity. Copies of all reports submitted to or by the FDA or other Governmental Authority under the terms of this Section 8.02 shall be provided by the party submitting or receiving such reports to the other party.

     (b) Each party to this Agreement shall promptly notify the Management Board of any inspection or other action taken or threatened to be taken by the FDA or other Governmental Authority with respect to any System, or any part thereof, of which they become aware.

     (c) In the event that a meeting is scheduled between the FDA or other Governmental Authority in connection with the transactions contemplated by this Agreement, the party arranging such meeting shall provide the other party and the Management Board with reasonable advance notice of such meeting so that the parties can discuss the contents of such meeting before it takes place and determine if representatives of the second party should be present at the meeting.

     (d) The parties agree to, during the term of this Agreement, maintain records and otherwise establish procedures to assure compliance with all statutory, regulatory and professional requirements which apply to the transactions contemplated by this Agreement.

     SECTION 8.03  PRESS RELEASES.  Each party may issue various press releases
                   --------------
and other public announcements concerning approval by the FDA or other Governmental Authority for, or marketing of any System, or other matters or transactions contemplated by this Agreement. However, neither party shall issue any such press release or other public announcement prior to the review and written approval of the other party, which approval shall not be unreasonably withheld.

                                  ARTICLE IX

                           CONFIDENTIAL INFORMATION
                           ------------------------

          SECTION 9.01  GENERAL.  The Mutual Non-Disclosure Agreement, entered
                        -------
into by Pall and Vitex as of March 21, 1997 is hereby merged into and subsumed by the provisions of this Article IX. The parties to this Agreement, at all times, shall maintain in strictest confidence and shall not disclose, distribute or use, for any purpose or in any manner, other than a purpose or manner approved by the Management Board, and shall cause their directors, officers, employees, agents, counsel and representatives to maintain in strictest confidence, all proprietary and confidential information and materials (whether or not patentable), including, without limitation, equipment, processes, methods, data, software, reports, know-how, sources of supply, price information and quotations, customer lists, patent positions and business plans which are communicated to, learned of, developed or otherwise acquired by either party, directly or indirectly, pursuant to this Agreement and any other information designated by the disclosing party as confidential or proprietary in relation to the subject matter of this Agreement, which information is provided by one party to the other either directly or indirectly ("Confidential Information"). All such Confidential Information shall remain the property of Pall or Vitex as the case may be, or shall be jointly owned if relating to a Joint Invention, and upon the termination of this Agreement shall be returned to Pall or Vitex or both of them as applicable, or, at either party's election (or by mutual agreement in the case of jointly owned Confidential Information), if permitted by law, destroyed. Failure to comply with the terms of this Section shall constitute a Material Default (as defined in Section 13.03(a) of this Agreement).

          SECTION 9.02  EXCEPTIONS.  Confidential Information shall not include
                        ----------
any information that (a) was rightfully in the possession of the receiving party prior to the date of disclosure of such information to the receiving party as evidenced by written documents; (b) was in the public domain prior to the disclosure to the receiving party; (c) becomes part of the public domain by publication or otherwise, except by an unauthorized act or omission by the part of the receiving party; (d) is supplied to the receiving party by a third party who is under no obligation to the disclosing party to maintain such information in confidence; (e) is developed by or for the receiving party independently of the disclosure made under this Agreement; or (f) is required to be disclosed pursuant to applicable law; provided that if the receiving party believes it is required to disclose any Confidential Information pursuant to any applicable law, it shall give timely written notice to the other party so that the other party may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the other party from any violation or threatened violation of this Article IX.

          SECTION 9.03  SURVIVAL.  The obligations of this Article IX shall
                        --------
survive termination of this Agreement and each of the parties hereto shall continue to observe them regardless of whether its rights hereunder shall be terminated or it shall cease to be a party hereto.

                                   ARTICLE X

                              ADDITIONAL SYSTEMS
                              ------------------

          In consideration of the transactions contemplated by this Agreement with respect to the Systems, Vitex shall work to develop compounds for the inactivation of viruses and pathogens in platelets (the "Platelet Inactivation Compounds") and agrees with Pall that if it develops a Platelet Inactivation Compound during the term of this Agreement, the parties will, as soon as feasible, prepare a project plan detailing Cooperative Development Work to be performed in connection with the filtration of blood and inactivation of viruses and pathogens in platelets. The parties agree to engage in Cooperative Development Work for the development and commercialization of systems utilizing the Platelet Inactivation Compounds and market, sell and distribute such systems on the terms and conditions contained in this Agreement, including, but not limited to, the equal sharing of costs, profits and expenses. The parties agree that Vitex's failure to develop Platelet Inactivation Compounds shall not be a ground for termination of this Agreement.

                                  ARTICLE XI

                                    REPORTS
                                    -------

          SECTION 11.01  QUARTERLY SALES REPORTS.  Each quarterly payment made
                         -----------------------
under Section 4.04 shall be accompanied by a full and accurate accounting of all Net Sales of Systems by Pall for the fiscal quarter. Each such report shall include the following information for each type of System, separately as to each of the following regions: Western Hemisphere, Europe, Japan, rest of world:

     11.01(A) The number of Stand-Alone Inactivation Assemblies and Composite Inactivation Sets sold to third parties by Pall;

     11.01(B) The Net Sales, with a breakdown between Net Sales of Stand-Alone Inactivation Assemblies and Composite Inactivation Sets;

     11.01(C)  Cost of Goods/Reference Revenue;

     11.01(D)  Computation of the Revenue Sharing Payment due to Vitex;

          11.01(E)  Customer published price lists for Systems; and

          11.01(F)  Any deductions from Revenue Sharing Payments.

          To the extent Pall is unable to provide any such information when due, Pall will provide to Vitex at such time Pall's best estimates of such information, and will provide actual information as soon as it is available, provided, however, that Pall will, in any event, provide reports when due of actual Net Sales and Cost of Goods/Reference Revenue.

          SECTION 11.02  COST OF GOODS/REFERENCE REVENUE.  To the extent not
                         -------------------------------
provided under Section 11.01 above, each party will furnish quarterly reports to the other party on such party's Cost of Goods/Reference Revenue for components supplied by such party.

          Each report under this Article XI shall include the certification of the party making the report attesting to the fact that the report is an accurate and complete accounting of all information required hereunder.

          SECTION 11.03  VITEX REPORTS.  Vitex agrees to provide Pall with a
                         -------------
copy of and obtain Pall's consent to any report to be delivered by Vitex to a third party, prior to such delivery, if such report contains any Confidential Information, or any information regarding the Systems, Pall, this Agreement or any other matters which are the subject of this Agreement.

                                  ARTICLE XII

                               BOOKS AND RECORDS
                               -----------------

          SECTION 12.01  RECORDS.  Pall and Vitex shall keep full and accurate
                         -------
books of account containing all particulars that may be necessary for the purpose of calculating all amounts owing to either party. Books of account maintained by the parties shall be kept at their principal place of business, except that with respect to books of account ordinarily kept by either party elsewhere (e.g. abroad), the originals or copies thereof shall be made available at the principal place of business on request. All such reports and data shall be open for inspection on a confidential basis at all reasonable times and either party may conduct, at its own expense, once every year during normal business hours through an independent certified public accountant, an examination of the accounts contemplated above. If any audit shall show that either party underpaid amounts due under this Agreement as to the period covered by the audit, then the party which underpaid shall immediately pay to the other any such deficiency, and if such party has underpaid by ten percent or more, the underpaying party shall pay the other party's audit expenses.

          SECTION 12.02  RETENTION.  Books and records required to be maintained
                         ---------
by the parties hereunder shall be retained for at least three years from the date of the payment to which they pertain.

                                  ARTICLE XIII

                              TERM AND TERMINATION
                              --------------------

          SECTION 13.01  TERM.  This Agreement shall continue so long as any
                         ----
System is being developed or marketed under this Agreement, unless terminated earlier pursuant to Section 13.02 or Section 13.03.

          SECTION 13.02  TERMINATION BY AGREEMENT.  This Agreement may be
                         ------------------------
terminated by the mutual written agreement of Pall and Vitex, with such effect as shall be set forth in such agreement.

          SECTION 13.03  TERMINATION FOR CAUSE.
                         ---------------------

          13.03(A) As used herein, "Material Default" means the failure of a party hereto (the "Defaulting Party") to perform or fulfill such party's obligations under this Agreement and either (i) the obligations which such party has failed to perform or fulfill are of such nature or importance that it is impractical for the parties to continue jointly the business which is contemplated by this Agreement or unreasonable to expect the other party (the "Non-Defaulting Party") to continue such business jointly or (ii) the nature of the obligations which the Defaulting Party has failed to perform or fulfill or the circumstances of such failure are such as to evidence either bad faith by the Defaulting Party or the inability of the Defaulting Party, for financial or other reasons, to continue to perform its obligations under this Agreement. In addition, the termination of BERNARD HOROWITZ's employment with Vitex shall be deemed a Material Default by Vitex.

          13.03(B) If either party hereto shall be in Material Default, the Non-Defaulting Party shall have the right to give the Defaulting Party a notice (a "Notice to Cure") advising the Defaulting Party in reasonable detail of the respects in which, in the judgment of the Non-Defaulting Party, the Defaulting Party is in Material Default. The Notice to Cure shall specify a period of time, not less than 30 days from the date on which such notice is given, within which the Defaulting Party must cure its Material Default, and the Defaulting Party shall have such specified period of time (or such longer period as may reasonably be required to cure the alleged Material Default in light of the nature thereof) (the "Cure Period") within which to cure its Material Default. Unless the Material Default has been cured by the end of the Cure Period, then within 60 days thereafter the Non-Defaulting Party may give the Defaulting Party a further notice (the "Notice of Termination") to the effect that this Agreement shall terminate as of the date specified in such notice which shall be not less than 30 days from the date on which such Notice of Termination is given. On the date so specified, unless prior to said date the effect of the Notice of Termination has been suspended or nullified by court order, this Agreement shall be deemed terminated as between the parties, but such termination shall not relieve the Defaulting Party of liability to the Non-Defaulting Party for damages (including consequential but not punitive damages) arising from its Material Default and from the termination of this Agreement.

          13.03(C) In the event of termination under the terms of Section 13.03(b) above, the Non-Defaulting Party shall have the right, if it so elects, to take over and continue the business and operations to be conducted by the parties under this Agreement and to acquire from the Defaulting Party, for a "Fair Price" (as hereinafter defined), all of the patents, know-how and other intellectual property required for such continuance of the business and operations and all other rights and property, tangible and intangible, including inventory and work in process, required for such continuance, provided, however,
                                                              --------  -------
that if Pall is the Defaulting Party, Vitex shall acquire no rights to manufacture or market Reference Sets or any Systems which include a Reference Set, or any patents, know-how or other intellectual or other property or rights relating to Reference Sets. If the Non-Defaulting Party does not, in the event of termination, elect, in accordance with the preceding sentence to take over and continue the business and operations conducted under this Agreement, the Non-Defaulting Party shall nevertheless, at its option, be entitled to request, and the Defaulting Party shall be obligated to grant to the Non-Defaulting Party upon such request, a license, upon the same terms as applicable to the Defaulting Party, and at no additional cost to the Non-Defaulting Party, to all the patents, know-how and other intellectual property controlled by or licensed to the Defaulting Party, or if such patents, know how and other intellectual property are owned by the Defaulting Party, a perpetual worldwide royalty-free license to such patents, know-how or other intellectual property, which is required or used in connection with the Systems and the transactions contemplated by this Agreement; provided, however, that if Pall is the
                                --------  -------
Defaulting Party, Pall shall not be obligated to grant a license to Vitex with respect to any patents, know-how or intellectual property or rights relating to Reference Sets.

          13.03(D) As used in this Section, a "Fair Price" means (i) the amount which, as of the effective date of the termination, an unrelated third party would pay to acquire the rights of the Defaulting Party under this Agreement without giving effect to the Material Default minus (ii) the damages for which the Defaulting Party has become liable by reason of the Material Default. Pending determination of the Fair Price, either by agreement of the parties or by court decision, the Non-Defaulting Party shall have the right to take over and continue the business as aforesaid provided the Non-Defaulting Party furnishes adequate security for the payment of the estimated amount of the Fair Price. Adequate security shall be deemed to be a letter of credit of a responsible financial institution selected by the Non-Defaulting Party or the deposit of cash or readily saleable securities in escrow with such institution. If the parties are unable to agree on the estimated amount of the Fair Price within 30 days after the effective date of the termination, such estimated amount shall be determined by arbitration in accordance with Section 16.04 hereof.

                                  ARTICLE XIV
                                  -----------

             REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES
             ------------------------------------------------------

          SECTION 14.01  VITEX REPRESENTATIONS.  Except as set forth in Exhibit
                         ---------------------                          -------
D hereto, Vitex represents and warrants that as of the date of this Agreement:
-

          14.01(A) Vitex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own and operate its properties and assets and to conduct its business as presently conducted, and is qualified to do business as a foreign corporation and is in good standing in the State of New York and in all other jurisdictions where such qualification is required, except where failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, assets, or prospects of Vitex. As of the date of this Agreement, Vitex has no majority-owned, consolidated subsidiaries.

          14.01(B) Vitex has the corporate power and authority to execute, deliver and perform this Agreement, has taken all corporate action necessary to authorize the execution, delivery and performance by Vitex of this Agreement and has delivered to Pall a certificate of the Secretary or Assistant Secretary of Vitex as to (A) the incumbency and signature of each officer of Vitex executing instruments and agreements on behalf of Vitex in connection with the transactions contemplated hereby, and (B) duly adopted resolutions of Vitex's Board of Directors authorizing the execution, delivery and performance by Vitex of this Agreement and the instruments and agreements to be executed and delivered by Vitex hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by Vitex of this Agreement, except for consents, authorizations or filings which to obtain or make would not, in the aggregate, have a material adverse effect on the ability of Vitex to perform its obligations hereunder.

          14.01(C) This Agreement has been duly executed and delivered by Vitex, and this Agreement constitutes the legal, valid and binding obligation of Vitex, enforceable against Vitex in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          14.01(D) [INTENTIONALLY DELETED]

          14.01(E) Vitex has granted no prior license or assignment of rights under the Vitex Patents, Vitex Know-How or other Vitex intellectual property rights to be used in the

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

Cooperative Development Work and has all right, power and authority necessary to allow the use of all such intellectual property for the purposes of and as required or contemplated by this Agreement.

          14.01(F) To Vitex's Knowledge, there are no material foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Vitex Patent.

          14.01(G) Neither the execution and delivery of this Agreement nor the performance of the obligations of Vitex hereunder will result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any material agreement or any order of any court of competent jurisdiction binding upon Vitex or upon the property of Vitex.

          14.01(H) Vitex has arranged for the execution by NYBC of the Amendment to Exclusive License Agreement (#5) for Virally Inactivated Cellular Products, dated February 16, 1998 (the "License Amendment"), and has delivered to Pall, prior to or at the time of the execution of this Agreement, a fully executed copy of the License Amendment, which is annexed hereto as Exhibit E.
                                                          ---------

          14.01(I) Vitex has given Pall copies of the following agreements which represent all agreements that are necessary or are otherwise of material importance to (except to the extent that failure to have an agreement would not individually or in the aggregate have a material adverse effect upon the obligations undertaken and transactions contemplated by this Agreement) the development and commercialization of Systems and the performance of the transactions contemplated by this Agreement: (i) Exclusive License Agreement (#5) For Virally Inactivated Cellular Products, dated September 21, 1995, with NYBC, as amended by the License Amendment, (ii) Licensing Agreement, dated January 1, 1996, with ******** and NYBC, as amended by First Amendment to Licensing Agreement, dated December 11, 1995 (and any amendments thereto), (iii) Research, Development, License and Manufacturing Master Agreement, dated as of March 15, 1997, with EFOS (and any amendments thereto), and (iv) Omnibus Agreement, dated May 22, 1996, with NYBC (and any amendments thereto) (collectively referred to as the "License Agreements"). If amended in accordance with the terms of Section 14.10(b)(ii) of this Agreement, the License Agreements will provide the necessary rights to carry out the transactions contemplated by this Agreement.

          14.01(J) Vitex has given Samuel T. Wortham, Group Vice President of Pall, a fully executed copy of Bernard Horowitz's Employment Agreement with Vitex, which Employment Agreement constitutes the legal, valid and binding obligation of each of Vitex and Bernard Horowitz, enforceable against each of Vitex and Bernard Horowitz, in accordance with its terms.

          14.01(K) Vitex has formally terminated and has no further obligations under Project Agreement, dated October 15, 1996 and Letter Agreement dated November 25, 1996, each with The Ohio State University Research Foundation (and any other amendments thereto).

          14.01(L) The agreement, effective as of May 6, 1994, between Vitex, NYBC, The Alberta Research Council and Synsorb Biotech Inc. is not necessary for and is not of material importance to the development and commercialization of Systems and the performance of the transactions contemplated by this Agreement.

          14.01(M) The execution of this Agreement and delivery to Pall does not conflict with the terms of the License Agreements if amended pursuant to the terms of Section 14.10(b)(ii) of this Agreement.

          14.01(N) The transactions contemplated by this Agreement will not result in the loss by Vitex of the benefits of the License Agreements or of any business relationship with the parties to the License Agreements.

          14.01(O) As of the date of this Agreement, no litigation, investigation or proceeding by or before any court or Governmental Authority or arbitrator is pending or, to Vitex's Knowledge, threatened against Vitex with respect to or in connection with the Vitex Patents and the Vitex Know-How which, if adversely determined, would have a material adverse effect on the ability of Vitex to perform its obligations hereunder, or which relates, in any way to the validity of this Agreement or of any action taken or to be taken by Vitex pursuant to this Agreement.

          14.01(P) Vitex has advised Pall of any Knowledge of any third party patent or know-how that might be infringed by the incorporation of any Vitex Patent or Vitex Know-How likely to be embodied or used in a System.

          14.01(Q) Vitex has no Knowledge of any technology not licensed to Pall hereunder that it believes would be necessary to optimally use the Vitex Inactivation Compounds or Instrumentation.

          14.01(R) This Agreement and the other documents, certificates or written statements furnished or to be furnished to Pall by or on behalf of Vitex in connection with the transactions contemplated by this Agreement, taken as a whole, do not, as of the date of this Agreement, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. The representations and warranties of Vitex set forth in this Agreement are true and correct as of the date of this Agreement (except for such inaccuracies or breaches of warranties as will not have a material adverse effect on the ability of Vitex to

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

perform its obligations hereunder) and Pall shall have received a certificate to that effect signed on behalf of Vitex by an authorized officer of Vitex.

          SECTION 14.02  VITEX INDEMNIFICATION: REPRESENTATIONS AND WARRANTIES.
                         -----------------------------------------------------
Vitex shall indemnify Pall for any losses sustained or expenses incurred by Pall as a result of a breach by Vitex of any of the foregoing representations and warranties.

          SECTION 14.03  VITEX INDEMNIFICATION: PRODUCTS.  Vitex shall defend,
                         -------------------------------
indemnify and hold Pall harmless from and against any and all claims, actions, causes of action, judgments, awards, losses, damages (but not including punitive damages), liabilities, suits and expenses, including reasonable attorney's fees (collectively, "Losses") by reason of liability imposed by law upon Pall ********* **** *** **** ** ******* ** *** ****** *** **** *********, *********
*********, *** *** ******* ** ******** *********, ****** **** *** ******* **
******* ** ************** *** *** ***** *********** ********** **
*************** ************ **** *** *******; provided that Pall shall give
Vitex prompt written notice of such claim and Vitex shall have the right to defend such claim at its expense (Pall having the right to participate in any such defense at Pall's own expense).

          SECTION 14.04  MATERIAL BREACH: PATENTS.  A breach by Vitex of its
                         ------------------------
representations and warranties contained in Section 14.01(e) of this Agreement shall constitute a Material Default under the terms of this Agreement.

          SECTION 14.05  VITEX INSURANCE.  Vitex shall, at its own expense,
                         ---------------
establish and at all times during the period from Regulatory Approval until three years after the last delivery of a System under this Agreement carry products liability insurance in an amount not less than ******** initially, adjusted for inflation annually thereafter, each occurrence combined single limit bodily injury and property damage, provided that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Pall as an additional insured and to provide for written notification to Pall by the insurer not less than thirty (30) days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this section and referencing this Agreement shall be furnished to Pall by Vitex within ten (10) days after Regulatory Approval.

          SECTION 14.06  PALL REPRESENTATIONS.  Pall represents and warrants to
                         --------------------
Vitex that as of the date of this Agreement:

          14.06(A) Pall is a corporation duly organized, validly existing and in good standing under the laws of New York, and has the corporate power and authority to own its properties and to carry on its business as presently conducted.

          14.06(B) Pall has the corporate power and authority to execute, deliver and perform this Agreement, has taken all corporate action necessary to authorize the execution, delivery and performance by Pall of this Agreement and has delivered to Vitex a certificate of the Secretary or Assistant Secretary of Pall as to (A) the incumbency and signatures of each officer of Pall executing instruments and agreements on behalf of Pall in connection with the transactions contemplated hereby, and (B) duly adopted resolutions of Pall's Executive Committee of the Board of Directors authorizing the execution, delivery and performance by Pall of this Agreement and the instruments and agreements to be executed and delivered by Pall hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by Pall of this Agreement, except for consents, authorizations or filings which to obtain or make would not, in the aggregate, have a material adverse effect on the ability of Pall to perform its obligations hereunder.

          14.06(C) This Agreement has been duly executed and delivered by Pall, and this Agreement constitutes the legal, valid and binding obligation of Pall, enforceable against Pall in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles or equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          14.06(D) Pall has granted no prior license or assignment of rights under the Pall Patents, Pall Know-How or other Pall intellectual property rights to be used in the Cooperative Development Work that would materially impair its ability to develop, manufacture or sell Systems and has all right, power and authority necessary to allow the use of all such intellectual property for the purposes of and as required or contemplated by this Agreement.

          14.06(E) To Pall's Knowledge, there are no material foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Pall Patent that is likely to be embodied or used in a System.

          14.06(F) Neither the execution and delivery of this Agreement, nor the performance of the obligations of Pall hereunder will result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any material agreement or any order of any court of competent jurisdiction binding upon Pall or upon the property of Pall.

          14.06(G)   Pall is not a party to any agreement materially adverse to the obligations undertaken and rights granted in this Agreement.

          14.06(H) The execution of this Agreement and delivery to Vitex does not conflict with the terms of any agreement which Pall is a party to or which it is bound by.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          14.06(I) As of the date of this Agreement, no litigation investigation or proceeding by or before any court or Governmental Authority or arbitrator is pending or, to Pall's Knowledge, threatened against Pall with respect to or in connection with the Pall Patents and the Pall Know-How which, if adversely determined, will have a material adverse effect on the ability of Pall to perform its obligations hereunder, or which relates in any way to the validity of this Agreement or of any action taken or to be taken by Pall pursuant to this Agreement.

          14.06(J) Pall has advised Vitex of any Knowledge of any third party patent or know-how that might be infringed by the incorporation by Pall of any Pall Patent or Pall Know-How likely to be embodied or used in a System.

          14.06(K) Pall has no Knowledge of any technology not licensed to Vitex it believes would be necessary to optimally use the Pall Patents or Pall Know-How in a System.

          14.06(L) This Agreement and the other documents, certificates or written statements furnished or to be furnished to Vitex by or on behalf of Pall in connection with the transactions contemplated by this Agreement, taken as a whole, do not as of the date of this Agreement, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. The representations and warranties of Pall set forth in this Agreement are true and correct as of the date of this Agreement (except for such inaccuracies or breaches of warranties as will not have a material adverse effect on the ability of Pall to perform its obligations hereunder) and Vitex shall have received a certificate to that effect signed on behalf of Pall by an authorized officer of Pall.

          SECTION 14.07  PALL INDEMNIFICATION: REPRESENTATIONS AND WARRANTIES.
                         ----------------------------------------------------
Pall shall indemnify Vitex for losses sustained or expenses incurred by Vitex as a result of a breach by Pall of the foregoing representations and warranties.

          SECTION 14.08  PALL INDEMNIFICATION: PRODUCTS.  Pall shall indemnify
                         ------------------------------
and hold Vitex harmless from and against any and all Losses by reason of liability imposed by law upon Vitex resulting from the sale of Systems to the extent any such liability, including but not limited to product liability, arises from the failure of components of Systems manufactured, marketed or distributed by or for Pall (excluding Vitex Inactivation Compounds and Instrumentation if manufactured by a third party) to conform to specifications; provided that Vitex shall give Pall prompt written notice of such claim and Pall shall have the right to defend such claim at its expense (Vitex having the right to participate in such defense at its own expense).

          SECTION 14.09  PALL INSURANCE.  Pall shall, at its own expense,
                         --------------
establish and maintain until three years after the last delivery of a System under this Agreement products liability insurance in an amount not less than ******** initially, adjusted for inflation annually thereafter, each occurrence combined single limit bodily injury and property damage, provided that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Vitex as an additional insured and to provide for written notification to Vitex by the insurer not less than thirty days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this Section and referencing this Agreement shall be furnished to Vitex by Pall within ten days of the date that Pall becomes obligated to establish such insurance.

          SECTION 14.10  COVENANTS AND ASSURANCES OF PALL AND VITEX.
                         ------------------------------------------

          14.10(A)  MUTUAL COVENANTS OF THE PARTIES.
                    -------------------------------

          (i) At any time subsequent to the date of this Agreement, each of the parties hereto will use its reasonable best efforts in good faith to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (ii) At any time subsequent to the date of this Agreement, each of Pall and Vitex will not knowingly or intentionally take, or voluntarily omit to take, any action which will result in a breach of any representation, warranty or covenant by such party in this Agreement.

          (iii) At all times subsequent to the date of this Agreement, Vitex will permit Pall and its representatives and Pall will permit Vitex, and its representatives, reasonable access to each of their respective records, materials, information and data, in connection with the transactions contemplated by this Agreement, excluding any such materials containing confidential information not related to the transactions contemplated by this Agreement. Vitex shall, in particular, grant Pall and its representatives, access to such records, materials, information and data as necessary to satisfactorily complete its technical, business and legal due diligence.

          (iv) During the term of this Agreement, each of the parties hereto agrees that it shall not, without the prior written consent of the other, directly or indirectly, own, manage, operate, finance, join, control, or participate in the ownership, management, operation, financing or control of, or be connected as a partner or otherwise with, any other business which (A) directly or indirectly competes with the provision, distribution, marketing or sale of the Systems (the "Business"), except, with respect to Pall, as set forth in Section 2.01 and Exhibit C, or (B) solicits any customers or clients of the Business in connection with the Systems. In the event that the provisions of this Section 14.10(a)(iv) should ever be deemed to exceed the time, geographic or product limitations or any other limitations permitted by applicable laws, then such provisions shall be deemed reformed to the maximum extent required by applicable laws. Each of the parties acknowledges, however, that this Section 14.10(a)(iv) has been negotiated by the parties and that the time, geographic and product limitations, as well as the limitation on activities, are reasonable in light of the circumstances pertaining to this Agreement and the transactions contemplated hereby. Any violation of this Section 14.10(a)(iv) shall constitute a Material Default (as defined in Section 13.03(a) of this Agreement).

          SECTION 14.10(B)  COVENANTS OF VITEX.  Vitex hereby covenants that
                            ------------------
Vitex will use its reasonable best efforts in good faith to take, or cause to be taken, all actions necessary, proper or advisable in order to ensure that:

          (i) Vitex is not a party to any agreement materially adverse to the obligations undertaken and rights granted in this Agreement;

          (ii)  Certain of the License Agreements, as are listed in Exhibit F
                                                                    ---------
annexed hereto, are amended (to Pall's sole satisfaction) as provided in the annexed Exhibit F, and shall deliver to Pall, on or before April 1, 1998, fully
        ---------
executed copies of such amendments;

          (iii) The execution of this Agreement and delivery to Pall does not conflict with the terms of any agreement which Vitex is a party to or which it is bound by; and

          (iv) From and after the date of this Agreement and for two (2) years following its termination, Vitex agrees that it shall not, without the prior written consent of Pall, directly or indirectly, own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing or control of, or be connected as a partner or otherwise with, any other business which (A) directly or indirectly competes with any systems for collection, processing and storage of blood and leukocyte depletion filters produced or manufactured by or for Pall or its Affiliates and sold by Pall or its Affiliates ("Pall's Business") or (B) solicits any customers or clients of Pall's Business, now or hereafter existing, in connection with the provision, distribution, marketing or sale of systems for collection, processing and storage of blood and leukocyte depletion filters. In the event that the provisions of this Section 14.10(b)(iv) should ever be deemed to exceed the time, geographic or product limitations or any other limitations required by applicable laws, then such provisions shall be deemed reformed to the maximum extent permitted by applicable laws. Vitex acknowledges, however, that this
Section 14.10(b)(iv) has been negotiated by the parties and that the time, geographic and product limitations, as well as the limitation on activities, are reasonable in light of the circumstances pertaining to this Agreement and the transactions contemplated hereby. Any violation of this Section 14.10(b)(iv) shall constitute a Material Default (as defined in Section 13.03(a) of this Agreement).


                                   ARTICLE XV

                                  INFRINGEMENT
                                  ------------

          SECTION 15.01  DEFENSE OF THIRD PARTY INFRINGEMENT SUITS.  In the
                         -----------------------------------------
event that a third party shall sue either party alleging that the manufacture, use or sale of a System, or any part thereof, infringes a patent of such third party, the Management Board shall have the option to control the defense of such suit. The parties shall provide reasonable cooperation in the defense of such suit and furnish all evidence in their control. All attorneys' fees as well as any judgments, settlements, or damages payable with respect to such suit shall be subject to cost sharing pursuant to Section 2.06(a), except that to the extent the suit is based on a product used by either Pall or Vitex outside of a System, the other party shall only be required to contribute pro rata to the defense and to the ultimate payment of damages or settlement. Neither party shall enter into any settlement that materially affects the other party's rights or interests without such other party's prior written consent, which consent shall not be unreasonably withheld.

          SECTION 15.02  THIRD PARTY PATENT EXPENSES.  All patent royalties
                         ---------------------------
payable to NYBC in connection with the Vitex Patents pursuant to the terms of the License Amendment, net of any offsets or credits to which Vitex is entitled to under Paragraph H of the License Amendment, shall be borne equally by Pall and Vitex. For purposes of this Section 15.02, the terms "patent royalties" and "patent royalty payments" shall not include any payments described in Section
4.3 of the Exclusive License Agreement (#5) for Virally Inactivated Cellular Products dated September 21, 1995 (as amended by the License Amendment) to the extent such payments exceed the amount of "ROYALTIES" (as such term is defined in the License Amendment) payable under Paragraph E(i) of the License Amendment. With respect to Vitex's share of the patent royalties paid to NYBC in connection with the Vitex Patents under the terms of this Section 15.02, Pall may deduct from Revenue Sharing Payments due to Vitex, Vitex's share of such patent royalty payments if Pall, at Vitex's request, shall have paid Vitex's share of such patent royalty payments. The parties to this Agreement agree and acknowledge that all other patent royalties or patent payments which must be paid in connection with the Vitex Patents shall be borne exclusively by Vitex and all patent royalties or patent payments which must be paid in connection with the Pall Patents shall be borne exclusively by Pall.

          SECTION 15.03  SUITS FOR INFRINGEMENT BY OTHERS.
                         --------------------------------

          15.03(A)  JOINT PATENTS.  In the event Pall or Vitex acquires
                    -------------
Knowledge of any actual or threatened infringement of a Joint Patent or Joint Invention, that party shall promptly notify the Management Board and the Management Board shall determine the most appropriate action to take. All expenses in pursuing any such suit shall be subject to cost-sharing. Any award in such suit shall be divided equally between the parties.

          15.03(B)  VITEX PATENTS; VITEX KNOW-HOW; PALL PATENTS; PALL KNOW-HOW.
                    ----------------------------------------------------------
In the event Pall or Vitex acquires Knowledge of any actual or threatened infringement of the Vitex Patents or Vitex Know-How, or the Pall Patents or Pall Know-How, that party shall promptly notify the Management Board and (i) with respect to actual or threatened infringement of such of Vitex's Patents as are licensed to Vitex under agreements with third parties or such of Pall's

Patents as are licensed to Pall under agreements with third parties, the Management Board shall promptly provide written notification to such third parties and in determining the appropriate action to be taken, comply with the other requirements of the relevant third-party agreement and (ii) with respect to actual or threatened infringements of all other Vitex Patents, Pall Patents, Pall Know-How, or Vitex Know-How, the Management Board shall determine the most appropriate action to take. All expenses for pursuing any such suit shall be subject to cost sharing, except where Pall and Vitex shall not share control of such suit or the award or settlement in any such suit, or as otherwise required by an agreement between Pall or Vitex and a third party. Any award in such suit shall be divided equally between the parties, except where otherwise required by an agreement between Pall or Vitex and a third party. In the event that the Management Board determines not to proceed with suit, the owner of the relevant Patent and Know-How may at its sole discretion and expense initiate and conduct an infringement action relating to alleged infringement of such Patent or Know-How and retain any settlement or award which may be obtained.

          In the event the accused product is not in competition with a System:

          (i) Vitex alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Vitex Patents or Vitex Know-How and retain any settlement or award which may be obtained, provided, however, that Vitex complies with the applicable provisions
          --------  -------
of any relevant agreement between Vitex and a third party.

          (ii) Pall alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Pall Patents or Pall Know-How and retain any settlement or award which may be obtained provided, however, that Pall complies with the applicable provisions of
         --------  -------
any relevant agreement between Pall and a third party.

                                  ARTICLE XVI

                                 MISCELLANEOUS
                                 -------------

          SECTION 16.01  NOTICES.  Any notice, consent or approval required or
                         -------
permitted to be given or sent hereunder shall be in writing and shall be sent by registered or certified mail or overnight delivery service such as Federal Express, and, if intended for either party, shall be addressed to it (if sent by mail or overnight delivery service) at the address given below for each party, or at such other address and for the attention of such other Person of which either party shall have given notice to the other in the manner herein provided. Each such notice shall be deemed to be given on the date five days after the date on which it is mailed or one business day after the date on which it is received by the overnight delivery service.

          (a)  If to Pall to:

               Pall Corporation
               2200 Northern Blvd.
               East Hills, New York  11548
               Attention:  Samuel T. Wortham

          with a copy to:

               Carter, Ledyard & Milburn
               Two Wall Street
               New York, New York  10005
               Attention:  Robert A. McTamaney, Esq.


          (b)  If to Vitex, to:

               V.I. Technologies, Inc.
               155 Duryea Road
               Melville, New York  11747
               Attention:  President

          with a copy to:

               Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C. One Riverfront Plaza
               Newark, New Jersey 07102
               Attention: Frank E. Lawatsch, Esq.

          SECTION 16.02  ENTIRE AGREEMENT.  This Agreement constitutes the
                         ----------------
entire agreement between the parties with respect to the matters dealt with in this Agreement and supersedes any previous agreements or understandings between the parties in relation to such matters. Each of the parties acknowledges that in entering into this Agreement, it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

          SECTION 16.03  AMENDMENTS.  This Agreement may be amended, modified or
                         ----------
supplemented only by a written instrument that refers expressly to this Agreement and that is executed by an authorized signatory of the party to be charged therewith. Any modification or variation of this Agreement other than in accordance with this Section 16.03 shall be null and void.

          SECTION 16.04  DEADLOCKS: GOVERNING LAW; ARBITRATION.
                         -------------------------------------

          16.04(A) All deadlocks of the Management Board shall be finally settled by binding arbitration in New York, New York under the Arbitration Rules (the "Rules") of the American Arbitration Association (the "AAA") by one arbitrator selected by the AAA.

          16.04(B) This contract shall be governed, interpreted and construed exclusively under the substantive laws of the State of New York. The arbitrator shall apply New York law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by the Rules, without reference to state arbitration law. At the request of either party, the arbitrator will enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          16.04(C) The parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without any abridgment of the powers of the arbitrator.

          16.04(D) The arbitrator will award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including, without limitation, AAA administrative fees, arbitrator fees, travel expenses, out-of-pocket expenses (including, without limitation, such expenses as copying, telephone, facsimile, postage, and courier fees), witness fees, and attorneys' fees and disbursements. If the arbitrator determines that there is no clearly "prevailing party", the arbitrator can apportion such expenses between the parties in such respective percentages as he deems appropriate.

          SECTION 16.05  DISPUTES OTHER THAN DEADLOCKS.  All disputes other than
                         -----------------------------
deadlocks of the Management Board (including disputes or claims arising out of or in relation to this Agreement, or the interpretation, making, performance, breach, validity or termination thereof) shall be resolved by appropriate legal proceedings and not by arbitration and the governing law and jurisdiction shall be as set forth in Section 16.11 of this Agreement.

          SECTION 16.06  ASSIGNMENT.  The rights and liabilities conferred by
                         ----------
this Agreement are personal to the parties hereto and may not be assigned or transferred in whole or in part by either party hereto without the prior consent in writing of the other party; except that Pall may assign its rights and obligations hereunder to any of its Affiliates.

          SECTION 16.07  BINDING EFFECT.  This Agreement shall be binding upon,
                         --------------
and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any

Person, other than the parties and successors and assigns permitted by Section 16.06, any right, remedy or claim under or by reason of this Agreement.

          SECTION 16.08  WAIVERS.  No failure to exercise and no delay in
                         -------
exercising on the part of any party hereto any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof. In the event that any party hereto shall expressly waive any breach, default or omission hereunder, no such waiver shall apply to, or operate as, a waiver of similar breaches, defaults or omissions or be deemed a waiver of any other breach, default or omission hereunder. The rights and remedies of each of the parties in connection herewith are cumulative and are not exclusive of any rights or remedies provided by law or equity.

          SECTION 16.09  PARTIAL INVALIDITY.   The respective restrictions on
                         ------------------
the parties herein contained are considered reasonable by the parties but, if any such restriction shall be found void but would be valid if some part thereof were deleted or the period or area of application reduced, such restriction shall apply with such modification as may be necessary to make it valid and effective.

          SECTION 16.10  SEVERABILITY.  If at any time any provision of this
                         ------------
Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions shall in any way be affected or impaired thereby.

          SECTION 16.11  GOVERNING LAW; CONSENT TO JURISDICTION.  This Agreement
                         --------------------------------------
will be deemed to have been made and delivered in the State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Pall and Vitex
(a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in the Supreme Court of the State of New York, County of Nassau, or in the United States District Court for the Southern District of New York, (b) waive any objection to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the jurisdiction of the Supreme Court of the State of New York, County of Nassau, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Both parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agree that service of process sent by registered mail, return receipt requested, to the other party at such party's then current address under
Section 16.01 of this Agreement will be deemed in every respect effective service of process in any such suit, action or proceeding.

          SECTION 16.12  COSTS AND ATTORNEYS' FEES.  Each party will pay its own
                         -------------------------
costs and attorneys' fees incident to this Agreement and the transactions contemplated hereby (except as may be specifically provided for herein) whether or not these transactions shall be consummated.

          SECTION 16.13  COUNTERPARTS.  This Agreement may be executed in any
                         ------------
number of counterparts, and by each party on separate counterparts, each of which as so executed and delivered shall be deemed an original but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

          IN WITNESS WHEREOF, Pall and Vitex have caused this Agreement to be executed by their authorized representatives as of the date first above written.

                              PALL CORPORATION



                              By: /s/ Samuel T. Wortham
                                  ----------------------------------------------
                              Name:  Samuel T. Wortham
                              Title:  Group Vice President


                              V.I. TECHNOLOGIES, INC.



                              By: /s/ John Barr
                                  ----------------------------------------------
                              Name: John Barr
                              Title:  President

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                   EXHIBIT A

                                  PALL PATENTS

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

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                   EXHIBIT B
                                   ---------

                                 VITEX PATENTS
                                 -------------


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

                                   EXHIBIT C

                      COOPERATIVE DEVELOPMENT EXCEPTIONS


1. The alliance with Quadrant Healthcare, Ltd., in Cambridge, England, pursuant to Technology License Agreement, dated August 3, 1997, between Pall Corporation and Quadrant Holdings Cambridge Ltd.

                                   EXHIBIT D

                        VITEX REPRESENTATION EXCEPTIONS


The following agreements are excepted from Vitex's representations and warranties:

(1) Biomanufacturing Agreement, dated as of July 23, 1997, between Vitex and Collaborative Bio Alliance, Inc.

                                   EXHIBIT E

    [See Exclusive License Agreement (#5) and amendment thereto filed as
                  Exhibit 10.8 to the Registration Statement]

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                   EXHIBIT F

                       LICENSE AGREEMENTS TO BE AMENDED


     As provided in Section 14.10(b) of the Joint Development, Marketing and Distribution Agreement, Vitex shall use its reasonable best efforts in good faith to amend, in accordance with the instructions set forth below, and deliver to Pall, on or before April 1, 1998, fully executed amendments of the following License Agreements (terms not defined herein shall have the meaning given to them in the Joint Development, Marketing and Distribution Agreement):


**   **************************************************************************
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

2.   RESEARCH DEVELOPMENT, LICENSE AND MANUFACTURING MASTER AGREEMENT (THE "EFOS
     ---------------------------------------------------------------------------
     AGREEMENT"), DATED AS OF MARCH 15, 1997, BETWEEN VITEX AND EFOS
     ---------------------------------------------------------------

     (A)  TERM AND TERMINATION.  Unless earlier terminated, the EFOS Agreement
          ---------------------
remains in force for a period of two years from March 15, 1997, automatically renewing thereafter for one year terms (unless terminated by either party with six months prior notice). EFOS may earlier terminate the EFOS Agreement for an uncured failure by Vitex to make the required payments or to perform any of its material obligations thereunder, and thus, the amendment of this Agreement, must require that EFOS notify Pall of any default by Vitex under the terms of the EFOS Agreement and give Pall an opportunity to cure the default and take over Vitex's position vis-a-vis EFOS.

3.   OMNIBUS AGREEMENT (THE "NYBC AGREEMENT"), DATED MAY 22, 1995, BETWEEN VITEX
     ---------------------------------------------------------------------------
     AND NYBC
     --------

     (A)  DUTY TO ASSIST.  Section 7.5 of the NYBC Agreement provides that if
          --------------
Vitex seeks to enter into a license agreement with a third party whereby intellectual property rights of the third party in the field of viral inactivation are to be licensed to Vitex, then Vitex, if NYBC so desires, must assist NYBC to obtain rights in such intellectual property. The NYBC Agreement must be amended to provide that it does not apply to any licenses that Vitex obtains as a result of the Pall-Vitex transaction.

     (B)  TERMINATION.  The NYBC Agreement may be terminated by NYBC upon an
          -----------
uncured breach by Vitex of a material condition. Therefore, the amendment of this Agreement must contain notice and cure provisions similar to those of the License Amendment.

     (C)  DEFINITIONS.  The definition Section of the NYBC Agreement should be
          -----------
amended to provide that the "Cellular Agreement" and the "Edison Agreement" include the original agreement and any amendments thereto.